TCF to Discontinue Indirect Auto Originations, Authorizes New Share Repurchase Program November 27, 2017

TCF Discontinues Indirect Auto Originations • Effective December 1, 2017, TCF will discontinue all indirect auto loan originations • Will continue to service existing auto portfolio (owned and serviced for others) • Capital to be redeployed via capital optimization strategies, including a share repurchase program • Cash from run-off of indirect auto balances to be reinvested into investment portfolios or used to fund loan and lease growth 2 EXPECTED 4Q17 IMPACT • One-time, after-tax charge with two components: • Approximately $73.4 million charge related to goodwill and other intangible assets • Approximately $7.0 million to $12.0 million restructuring charge for items such as severance, asset impairment and lease termination write-offs

Rationale for Discontinuing Indirect Auto Originations • Based primarily on long-term profitability expectations and capital optimization • Believe opportunities exist to earn a higher return on capital by reallocating funding and capital currently invested in indirect auto • Aligns with board of directors and executive management focus on optimizing shareholder value 3

Share Repurchase Program and 2018 Outlook • TCF's board of directors has replaced the previous share repurchase authorization with a new authorization to repurchase up to $150 million of common stock • Discontinuation of indirect auto originations and share repurchase authorization expected to result in meaningful improvements in 2018 key metrics: • Improvement in earnings per share • Improvement in return on average tangible common equity1 • Reduction in efficiency ratio • Expected tangible book value2 payback period of less than one year 4 1 For information on how TCF calculates return on average tangible common equity and for TCF's return on average tangible common equity as of September 30, 2017, see "Reconciliation of GAAP to Non-GAAP Financial Measures - Return on Average Tangible Common Equity" slide 2 See "Reconciliation of GAAP to Non-GAAP Financial Measures - Tangible Common Equity Ratio and Tangible Book Value Per Common Share" slide

Closing Thoughts Actions Expected to Drive Improved Profitability Committed to Decisions that Drive Shareholder Value • Improved profitability of standalone auto business in 2018 • Redeployment of capital into share repurchase program • Reinvestment of funding into other asset classes • Taking actions to discontinue indirect auto loan originations and restart share repurchase program at this time are in the best long- term interest of our shareholders 5

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity; the effects of man-made and natural disasters, including fires, floods, tornadoes, hurricanes, acts of terrorism, civil disturbances and environmental damage, which may negatively affect our operations and/or our customers. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau ("CFPB") and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, restrictions on arbitration, or new restrictions on loan and lease products; changes affecting customer account charges and fee income, including changes to interchange rates; (continued) 6

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont.) regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; governmental regulations or judicial actions affecting the security interests of creditors; deficiencies in TCF's compliance programs, including under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs including those resulting from health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance including those relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or either of the primary supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, such as by failing to develop and maintain technology necessary to satisfy customer demands, costs and possible disruptions related to upgrading systems; the failure to attract and retain key employees. Litigation Risks. Results of litigation or government enforcement actions such as TCF's pending litigation with the CFPB and related matters, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 7

Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity1 QTD QTD Dec. 31, 20162 Sep. 30, 20172 Net income available to common stockholders (a) $ 45,245 $ 48,285 Plus: Other intangibles amortization 290 806 Less: Income tax expense attributable to other intangibles amortization 103 277 Adjusted net income available to common stockholders (b) $ 45,432 $ 48,814 Average balances: Total equity $ 2,436,136 $ 2,577,017 Less: Non-controlling interest in subsidiaries 18,914 22,350 Total TCF Financial Corporation stockholders' equity 2,417,222 2,554,667 Less: Preferred stock 263,240 265,556 Average total common stockholders' equity (c) 2,153,982 2,289,111 Less: Goodwill 225,640 227,539 Other intangibles 1,872 22,279 Average tangible common equity (d) $ 1,926,470 $ 2,039,293 Return on average common equity3 (a) / (c) 8.40% 8.44% Return on average tangible common equity3 (b) / (d) 9.43% 9.57% ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Amounts are as previously reported in the 2017 Third Quarter Earnings Presentation, dated October 27, 2017 3 Annualized 8

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share1 At Adjusted3 Sep. 30, 20172 Sep. 30, 2017 Total equity $ 2,596,514 $ 2,513,596 Less: Non-controlling interest in subsidiaries 19,906 19,906 Total TCF Financial Corporation stockholders' equity 2,576,608 2,493,690 Less: Preferred stock 265,967 265,967 Total common stockholders' equity (a) 2,310,641 2,227,723 Less: Goodwill 227,798 154,757 Other intangibles 21,874 21,497 Tangible common equity (b) $ 2,060,969 $ 2,051,469 Total assets (c) $ 23,005,038 $ 22,931,620 Less: Goodwill 227,798 154,757 Other intangibles 21,874 21,497 Tangible assets (d) $ 22,755,366 $ 22,755,366 Common stock shares outstanding (e) 171,833,926 171,833,926 Common equity ratio (a) / (c) 10.04% 9.71% Tangible common equity ratio (b) / (d) 9.06% 9.02% Book value per common share (a) / (e) $ 13.45 $ 12.96 Tangible book value per common share (b) / (e) $ 11.99 $ 11.94 1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Amounts are as previously reported in the 2017 Third Quarter Earnings Release, dated October 27, 2017 3 Adjusted for one-time, after-tax charges of $73.4 million in relation to goodwill and other intangible assets impairment and $9.5 million, representing the mid-range estimate, of restructuring charges ($ thousands, except per share data) 9